UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 16, 2007 (July 9, 2007)

Date of Report (Date of earliest event reported)

EGPI FIRECREEK, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-32507	88-0345961
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6564 Smoke Tree Lane Scottsdale, AZ 85253
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (480) 948-6581

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding EGPI's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render EGPI’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause EGPI's actual results to differ from management's current expectations are contained in EGPI's filings with the Securities and Exchange Commission.  EGPI undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01

ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On July 9, 2007, EGPI Firecreek, Inc., through its wholly owned subsidiary, Firecreek Petroleum, Inc. (collectively, the “Company”) entered into an Assignment and Bill of Sale with Ward Energy LP (“Ward”) relating to the purchase and sale of certain tracts of land and leases located in Knox County, Texas, more commonly known as the Fant Ranch Unit (the “Fant ranch”). Pursuant to the Assignment, the Company paid to Ward the total of One Million Five Hundred Thousand ($1,500,000) dollars for the leases and equipment plus Thirty Eight Thousand Seven Hundred Four and 52/100 ($38,704.52) dollars, which is the amount agreed to be paid to Ward for oil in the tanks owned by Ward at June 30, 2007 as verified by a P1 report filed with the Railroad Commission of Texas and which also includes G&A overhead costs for operating the property from the Effective Date of the Assignment through closing, less all credited taxes including State, County, and or other which is due and owing by Ward through the oil transfer effective date of July 1, 2007 to the Company.  Operations past the closing date, if any, through the time of the assignment to a successive operator will be managed by the operating entity of Ward, and billed pro rata to the Company for the period(s).

In addition to the Assignment, the Company, Ward and Charles C. Wright entered into an Escrow Agreement, dated July 9, 2007, providing for the disbursement of funds and the filing of all appropriate documentation with the Railroad Commission of Texas.

A copy of the Assignment is attached hereto as Exhibit 10.1.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

See Item 1.01 above.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

[Financial statement for this transaction will be filed pursuant to an amended Current Report on Form 8-k]

(c) Exhibits

10.1

Assignment and Bill of Sale, dated July 9, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

July 16, 2007		EGPI FIRECREEK, INC.
(Formerly Energy Producers, Inc.)

	By:	/s/ Dennis R. Alexander
Dennis R. Alexander
Chairman and Chief Financial Officer